EXHIBIT 99
Chrysler Financial                                                                Distribution Date:                       06-Nov-00
DaimlerChrysler Auto Trust 2000-C Monthly Servicer's Certificate (GV)                                                    Page 1 of 2
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      Payment Determination Statement Number                               2
      Distribution Date                                            06-Nov-00

      DATES COVERED                                       FROM AND INCLUDING                                 TO AND INCLUDING
      -------------                                       ------------------                                 ----------------
           Collections Period                                      01-Oct-00                                         31-Oct-00
           Accrual Period                                          06-Oct-00                                         05-Nov-00
           30/360 Days                                                    30
           Actual/360 Days                                                31


                                                               NUMBER OF
      COLLATERAL POOL BALANCE DATA                             ACCOUNTS                                          $ AMOUNT

      Pool Balance - Beginning of Period                        135,734                                       2,008,871,315.28
      Collections of Installment Principal                                                                       40,949,356.51
      Collections Attributable to Full Payoffs                                                                   18,846,469.15
      Principal Amount of Repurchases                                                                                     0.00
      Principal Amount of Gross Losses                                                                              295,006.59
                                                                                                         -----------------------

      Pool Balance - End of Period                              133,878                                       1,948,780,483.03
                                                                                                         =======================



      POOL STATISTICS                                                                                           END OF PERIOD
                                                                                                         -----------------------

      Initial Pool Balance (Pool Balance at the Purchase Date)                                                2,077,004,724.28
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                   93.83%
      Ending O/C Amount                                                                                         103,942,527.78
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                              1.06
           Balance as a Percent of Ending Securities)                                                                  106.02%

      Cumulative Net Losses                                                                                         101,141.60
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                            0.02980%
      Cumulative Recovery Ratio                                                                                         68.92%
      60+ Days Delinquency Amount                                                                                 2,139,098.71
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                         0.04020%

      Weighted Average APR                                                                                              8.731%
      Weighted Average Remaining Term (months)                                                                           53.22
      Weighted Average Seasoning (months)                                                                                 7.05

Chrysler Financial                                                                      Distribution Date:                06-Nov-00
DaimlerChrysler Auto Trust 2000-C Monthly Servicer's Certificate (GV)                                                   Page 2 of 2
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      CASH SOURCES
           Collections of Installment Principal                                                                  40,949,356.51
           Collections Attributable to Full Payoffs                                                              18,846,469.15
           Principal Amount of Repurchases                                                                                0.00

           Recoveries on Loss Accounts                                                                              203,314.28
           Collections of Interest                                                                               15,013,251.06
           Investment Earnings                                                                                       15,915.87
           Reserve Account                                                                                        4,957,050.00
                                                                                                         ----------------------

           TOTAL SOURCES                                                                                         79,985,356.87
                                                                                                         ======================


      CASH USES
           Servicer Fee                                                                                           1,674,059.43
           Note Interest                                                                                         10,464,286.93
           Reserve Fund                                                                                           4,957,050.00
           O/C Release to Seller                                                                                          0.00
           Note Principal                                                                                        62,889,960.51
                                                                                                         ----------------------

           TOTAL CASH USES                                                                                       79,985,356.87
                                                                                                         ======================


      ADMINISTRATIVE PAYMENT
      Total Principal and Interest Sources                                                                      79,985,356.87
      Investment Earnings in Trust Account                                                                         (15,915.87)
      Cash Reserve in Trust Account                                                                             (4,957,050.00)
      Servicer Fee (withheld)                                                                                   (1,674,059.43)
      O/C Release to Seller                                                                                              0.00
                                                                                                         ----------------------
           PAYMENT DUE TO TRUST ACCOUNT                                                                          73,338,331.57
                                                                                                         ======================



      O/C RELEASE
      -----------
      Original O/C Amount                                                                                        94,184,724.28

      Cumulative O/C Release (beginning)                                                                                  0.00
      O/C Release         (Prospectus pg S16)                                                                             0.00

                                                                                                         ----------------------
      Cumulative O/C Release (ending)                                                                                     0.00
                                                                                                         ======================

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

                                                            Beginning                     Ending                  Principal
                                                             Balance                      Balance                  Payment
                                                    -----------------------      -------------------------------------------------
      NOTES & CERTIFICATES
      Class A-1  413,422,000.00  @   6.64%                  338,329,915.76               275,439,955.25          62,889,960.51
      Class A-2  625,000,000.00  @   6.81%                  625,000,000.00               625,000,000.00                   0.00
      Class A-3  475,000,000.00  @   6.82%                  475,000,000.00               475,000,000.00                   0.00
      Class A-4  400,000,000.00  @   6.85%                  400,000,000.00               400,000,000.00                   0.00
      Certificates                                           69,398,000.00                69,398,000.00                   0.00
                                                    -----------------------      ----------------------------------------------
          Total Securities                                1,907,727,915.76             1,844,837,955.25          62,889,960.51
                                                    =======================      ==============================================

                                                     Principal per            Interest           Interest per
                                                      $1000 Face               Payment            $1000 Face           Original
                                                   ------------------------------------------------------------
      NOTES & CERTIFICATES
      Class A-1  413,422,000.00  @   6.64%             152.1204980           1,934,495.27          4.6792267         413,422,000.00
      Class A-2  625,000,000.00  @   6.81%               0.0000000           3,546,875.00          5.6750000         625,000,000.00
      Class A-3  475,000,000.00  @   6.82%               0.0000000           2,699,583.33          5.6833333         475,000,000.00
      Class A-4  400,000,000.00  @   6.85%               0.0000000           2,283,333.33          5.7083333         400,000,000.00
      Certificates                                       0.0000000                   0.00                             69,398,000.00
                                                                        ------------------                      --------------------
          Total Securities                                                  10,464,286.93                          1,982,820,000.00
                                                                        ==================                      ====================


* Class A-1 Interest is computed on an Actual/360 Basis.
Days in current period   31
                       ------